UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2009

THESTREET.COM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-25779	06-1515824
(Commission File Number)	(IRS Employer Identification No.)

14 WALL STREET, 15TH FLOOR
NEW YORK, NEW YORK 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (212) 321-5000

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountants

On February 26, 2009, the Audit Committee of the Board of Directors of TheStreet.com, Inc. (the "Company") notified Marcum & Kliegman LLP ("M&K") that the Company would not re-engage M&K as the Company's independent registered public accounting firm ("auditors"). On February 26, 2009, the Audit Committee of the Board of Directors of the Company approved the appointment of KPMG LLP ("KPMG") as its auditors for the year ending December 31, 2009. The decision not to re-engage M&K and to select KPMG was the result of having undertaken our policy-mandated periodic RFP process conducted by the Audit Committee of the Board of Directors of the Company in the ordinary course of business.

The report of M&K on the Company’s consolidated financial statements for the fiscal year ended December 31, 2008 has not been issued. An updated Form 8-K will be issued by the Company when M&K issues its audit report for the fiscal year ended December 31, 2008. The report of M&K on the consolidated financial statements for the fiscal year ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, the reports of M&K on the effectiveness of internal controls over financial reporting as of December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope. There were no "disagreements" (as such term is used in Item 304 (a)(1)(iv) of Regulation S-K) with M&K at any time during the periods described above regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of M&K, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

In addition, during the same periods, no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) arose in the context of the Company’s relationship with M&K.

The Company has provided M&K with a copy of the disclosures contained in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC"), and requested that they furnish the Company with a letter addressed to the SEC stating whether they agree with such disclosures, and if not, stating the aspects with which they do not agree. A copy of the letter provided by M&K dated March 2, 2009 is attached hereto as Exhibit 16.1.

During the periods described above prior to engaging KPMG, the Company did not consult KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and KPMG did not provide either a written report or oral advice to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01                      Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description
16.1	Letter from Marcum & Kliegman LLP to Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THESTREET.COM, INC. (Registrant)

March 4, 2009	By:	/s/ Thomas J. Clarke, Jr.
Date		Thomas J. Clarke, Jr. Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Marcum & Kliegman LLP to Securities and Exchange Commission